Table of Contents


Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  13
Independent Auditors' Report...........  17
Dividend Reinvestment Plan.............  18


TINS ANR 12/95



Letter to Shareholders

November 22, 1995

Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.


[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994--a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent.
And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 6.67 percent<F3>, based on the closing stock price of $15.75 per common share on October 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.42 percent<F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) than many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained more than 16.6 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 24.96 percent<F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

(Continued on page two)

1








Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.



[GRAPH]

Trust Participates in Market Gains of '95

Date        NAV         Market
                        Price
10/31/94    14.88      13.500
10/31/94    14.26      13.875
10/31/94    14.83      13.250
10/31/94    15.38      14.875
10/31/94    15.97      15.250
10/31/94    16.06      15.125
10/31/94    15.99      15.125
10/31/94    16.56      15.500
10/31/94    16.28      15.750
10/31/94    16.26      15.625
10/31/94    16.37      15.625
10/31/94    16.48      15.750
10/31/95    16.69      15.750

Based on month-end prices


  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.

  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                        Dennis J. McDonnell
Chairman                             President
Van Kampen American Capital          Van Kampen American Capital
Investment Advisory Corp.            Investment Advisory Corp.


2




              Performance Results for the Period Ended October 31, 1995

                  Van Kampen Merritt Trust For Insured Municipals

                             (NYSE Ticker Symbol  VIM)

Total Returns
One-year total return based on market price<F1>........................................   24.96%
One-year total return based on NAV<F2>.................................................   19.80%
Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    7.00%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....   10.94%
Distribution rate as a % of closing common stock price<F3>.............................    6.67%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   10.42%
Share Valuations
Net asset value........................................................................  $ 16.69
Closing common stock price ............................................................  $15.750
One-year high common stock price (07/07/95)............................................  $16.000
One-year low common stock price (11/15/94).............................................  $12.625
Preferred share (Series A) rate<F5>....................................................   3.805%
Preferred share (Series B) rate <F5>...................................................   3.774%

<F1> Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2> Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3> Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4> The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

<F5> See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.


3







                                 Portfolio of Investments
                                    October 31, 1995
---------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                         Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
         Municipal Bonds
         Alabama 0.4%
$ 1,000  Birmingham-Carraway, AL Methodist Hlth
         Sys Ser A (Connie Lee Insd) <F2> ..................   5.875%  08/15/25  $  992,940
                                                                                 ----------
         Alaska 1.7%
    950  Alaska St Hsg Fin Corp Coll Mtg Oblig Ser A
         Subser A2 (GNMA Collateralized) ...................    7.050  06/01/25     994,051
  1,000  Alaska Student Ln Corp Student Ln Rev Ser A (AMBAC
         Insd) .............................................    6.000  07/01/07   1,031,930
  2,000  North Slope Borough, AK Ser B (Cap Guar Insd) .....    7.500  06/30/01   2,278,780
                                                                                 ----------
                                                                                  4,304,761
                                                                                 ----------
         Arizona 2.7%
  1,500  Arizona Hlth Fac Auth Hosp Sys Rev Phoenix
         Baptist Hosp & Med Rfdg (MBIA Insd) ...............    6.250  09/01/11   1,582,875
  1,589  Peoria, AZ Indl Dev Auth Multi Family Rev Sr Hsg
         Casa Del Rio A Rfdg (GNMA Collateralized) .........    7.300  02/20/15   1,734,155
  3,000  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd) .......    7.250  07/15/10   3,359,610
                                                                                 ----------
                                                                                  6,676,640
                                                                                 ----------
         California 14.0%
  2,500  California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec Ser B (FSA Insd) ...............    6.350  06/01/09   2,669,525
  1,000  California St Pub Wks Brd Lease Rev Lease Rev Ser
         A (AMBAC Insd) ....................................    5.750  09/01/21     987,320
  3,575  California Statewide Cmnty Dev Auth Rev Ctfs Partn
         Sutter Hlth Oblig (MBIA Insd) .....................    5.500  08/15/23   3,410,908
  9,000  Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
         Oblig Ser A (MBIA Insd) <F4> ......................  0/6.900  06/30/08   9,870,030
  7,500  Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd) .................................    5.125  12/01/23   6,727,500
  1,305  Paramount, CA Redev Agy Tax Alloc (MBIA Insd) .....    6.250  08/01/10   1,380,116
  1,000  San Francisco, CA City & Cnty Redev Agy Hotel Tax
         Rev (Cap Guar Insd) ...............................    6.750  07/01/15   1,084,210
  9,000  San Jose, CA Single Family Mtg Rev Ser A Cap
         Apprec ............................................        *  04/01/16   2,707,920
  4,240  University of CA Rev Multi Purp Proj Ser D (MBIA
         Insd) .............................................    6.300  09/01/14   4,457,766
  2,000  Vista, CA Comm Dev Vista Redev Proj Area (MBIA
         Insd) .............................................    5.250  09/01/15   1,908,580
                                                                                 ----------
                                                                                 35,203,875
                                                                                 ----------


4  See Notes to Financial Statements




                            Portfolio of Investments (Continued)
                                     October 31, 1995
-------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                              Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------------
         Florida 2.4%
$ 5,000  Florida St Brd Edl Cap Outlay Pub Edl Ser C
         (MBIA Insd) <F2> ......................................   5.600%  06/01/20  $  4,921,200
  1,000  Jacksonville, FL Wtr & Swr Rev United Wtr FL Proj
         (AMBAC Insd) ..........................................   6.350   08/01/25     1,047,580
                                                                                     ------------
                                                                                        5,968,780
                                                                                     ------------
         Hawaii 1.5%
  3,500  Hawaii St Dept Budget & Fin Spl Purp Mtg Rev
         Hawaiian Elec Co Proj Ser B (MBIA Insd) ...............    7.600  07/01/20     3,919,720
                                                                                     ------------
         Illinois 8.6%
  9,050  Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
         Terminal (MBIA Insd) ..................................    6.750  01/01/18     9,556,890
  4,735  Chicago, IL Residential Mtg Rev Ser B Rfdg (MBIA Insd).        *  10/01/09     1,800,484
  3,000  Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie Cent Proj
         Ser A Rfdg (MBIA Insd) ................................    7.000  07/01/12     3,192,750
  6,150  Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie Cent Proj
         Ser A Rfdg (MBIA Insd) ................................    7.050  07/01/27     6,530,439
  1,125  Peoria, IL Pub Bldg Comm Sch Bldg & Sch Fac Rev Sch
         Dist 150 Proj B (AMBAC Insd) ..........................        *  12/01/08       504,608
                                                                                     ------------
                                                                                       21,585,171
                                                                                     ------------
         Kansas 2.6%
  3,500  Burlington, KS Pollutn Ctl Rev KS Gas & Elec
         Co Proj Rfdg (MBIA Insd) ..............................    7.000  06/01/31     3,893,015
  2,245  Olathe Labette Cnty, KS Single Family Mtg Rev Coll Ser
         A-I Rfdg (GNMA Collateralized) ........................    8.100  08/01/23     2,534,897
                                                                                     ------------
                                                                                        6,427,912
                                                                                     ------------
         Louisiana 9.3%
  3,145  Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
         Lake Charles Mem Hosp Proj Ser A (Connie Lee Insd) ....    6.650  12/01/21     3,335,524
  8,500  Louisiana Pub Fac Auth Hosp Rev Southern Baptist Hosp
         Proj Rfdg (FSA Insd) ..................................    6.800  05/15/12     9,713,290
  3,395  Louisiana Pub Fac Auth Rev (Embedded Cap) (FGIC Insd)..    6.325  02/15/11     3,471,761
     65  Louisiana Pub Fac Auth Rev Student Ln LA Opportunity
         Ln A (FSA Insd) .......................................    6.600  01/01/04        70,654
  1,005  Louisiana Pub Fac Auth Rev Student Ln LA Opportunity
         Ln A (FSA Insd) .......................................    6.700  01/01/05     1,092,656
    670  Louisiana Pub Fac Auth Rev Student Ln LA Opportunity
         Ln A (FSA Insd) .......................................    6.800  01/01/06       727,493
  1,420  Louisiana Pub Fac Auth Rev Student Ln LA Opportunity
         Ln A (FSA Insd) .......................................    6.850  01/01/09     1,516,702
  2,900  New Orleans, LA Pub Impt (FGIC Insd) ..................    7.000  09/01/19     3,318,528
                                                                                     ------------
                                                                                       23,246,608
                                                                                     ------------


5  See Notes to Financial Statements




                             Portfolio of Investments (Continued)
                                       October 31, 1995
-------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                              Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------------
         Maryland 0.7%
$ 1,675  Prince Georges Cnty, MD Hsg Auth Mtg Rev Riverview
         Terrace Ser A Rfdg (GNMA Collateralized) ..............   6.400%  12/20/10  $  1,760,659
                                                                                     ------------
         Massachusetts 2.8%
  4,710  Massachusetts Edl Ln Auth Edl Ln Rev Muni
         Forwards Issue E Ser A (AMBAC Insd) ...................    7.000  01/01/10     5,028,867
  2,000  Massachusetts St Hlth & Edl Fac Auth Rev Metro West
         Hlth Inc Ser C Rfdg (AMBAC Insd) ......................    6.300  11/15/12     2,104,700
                                                                                     ------------
                                                                                        7,133,567
                                                                                     ------------
         Michigan 6.1%
  6,000  Detroit, MI Econ Dev Corp Res Recovery Rev
         Ser A (FSA Insd) ......................................    6.875  05/01/09     6,546,300
  3,900  Detroit, MI Wtr Supply Sys Rev Second Lien Bonds Ser A
         (MBIA Insd) ...........................................    5.500  07/01/25     3,780,504
  1,000  Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev Coll
         Detroit Edison Co Ser AA Rfdg (FGIC Insd) .............    6.950  09/01/22     1,180,720
  3,500  Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit Edison
         Monroe Ser 1 (MBIA Insd) ..............................    6.875  09/01/22     3,780,490
                                                                                     ------------
                                                                                       15,288,014
                                                                                     ------------
         Mississippi 4.8%
  2,970  Mississippi Home Corp Single Family Rev Mtg
         Access Pgm (GNMA Collateralized) ......................    7.100  05/01/23     3,199,522
  1,935  Mississippi Home Corp Single Family Rev Mtg Access Pgm
         Ser C (GNMA Collateralized) ...........................    8.125  12/01/24     2,174,398
  1,885  Mississippi Home Corp Single Family Rev Mtg Access Pgm
         Ser D (GNMA Collateralized) ...........................    8.100  12/01/24     2,120,983
  1,585  Mississippi Home Corp Single Family Rev Mtg Access Pgm
         Ser E (GNMA Collateralized) ...........................    8.100  12/01/25     1,783,426
  2,500  Mississippi Hosp Equip & Fac Auth Rev Rush Med Fndtn
         Proj (Connie Lee Insd) ................................    6.700  01/01/18     2,665,375
                                                                                     ------------
                                                                                       11,943,704
                                                                                     ------------
         Nebraska 1.0%
  2,300  Nebraska Invt Fin Auth Single Family Mtg Rev
         (Inverse Fltg) (GNMA Collateralized) ..................    9.099  09/15/24     2,420,750
                                                                                     ------------
         Nevada 3.8%
  9,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co
         Proj Ser A (FGIC Insd) ................................    6.700  06/01/22     9,475,830
                                                                                     ------------
         New Jersey 8.2%
  8,500  Mercer Cnty, NJ Impt Auth Rev Solid Waste
         Ser A Rfdg (FGIC Insd) ................................    6.700  04/01/13     8,948,375
  8,250  New Jersey Hlthcare Fac Fin Auth Rev Overlook Hosp
         Assn Ser E (FGIC Insd) ................................    6.700  07/01/13     8,705,235
  2,865  Port Auth NY & NJ Cons 102nd Ser (MBIA Insd) <F2> .....    5.625  10/15/17     2,836,407
                                                                                     ------------
                                                                                       20,490,017
                                                                                     ------------


6  See Notes to Financial Statements






                           Portfolio of Investments (Continued)
                                    October 31, 1995
--------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                        Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
          New Mexico 2.2%
$  1,900  Albuquerque, NM Arpt Rev Ser A (AMBAC Insd) .....   6.600%  07/01/16  $  2,081,469
   1,000  Las Cruces, NM Rev (MBIA Insd) <F2> .............   5.500   12/01/15       958,450
   2,410  New Mexico Edl Assistance Fndtn Student Ln Rev
          Ser A (AMBAC Insd) ..............................   6.850   04/01/05     2,596,727
                                                                                ------------
                                                                                   5,636,646
                                                                                ------------
          North Carolina 1.5%
   3,240  Charlotte, NC Ctfs Partn Convention Fac Proj
          (Prerefunded @ 12/01/01) (AMBAC Insd) ...........    6.750  12/01/21     3,701,441
                                                                                ------------
          Pennsylvania 6.3%
   7,500  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser A (FSA Insd) ......................    6.800  01/01/10     8,220,150
   4,000  Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd) ...........................    6.625  01/01/22     4,194,640
   1,330  Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          Single Family (GNMA Collateralized) .............    7.100  05/01/24     1,398,522
   1,950  Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/VHA
          East Fin Pgm B (AMBAC Insd) .....................    6.375  07/01/22     2,030,047
                                                                                ------------
                                                                                  15,843,359
                                                                                ------------
          Rhode Island 0.7%
   1,500  Rhode Island Port Auth & Econ Dev Corp Arpt
          Rev Ser A (FSA Insd) ............................    7.000  07/01/14     1,721,175
                                                                                ------------
          South Carolina 3.9%
   9,150  South Carolina St Port Auth Port Rev
          (AMBAC Insd) <F3> ...............................    6.750  07/01/21     9,790,134
                                                                                ------------
          Texas 10.6%
   5,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX
          Util Elec Co Proj A (AMBAC Insd) ................    6.750  04/01/22     5,355,250
   5,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX
          Util Elec Co Proj B (FGIC Insd) .................    6.625  06/01/22     5,346,950
   1,000  Brazos River Auth TX Pollutn Ctl Rev Coll TX
          Util Elec Co Proj C (FGIC Insd) .................    6.700  10/01/22     1,076,250
   2,500  Conroe, TX Indpt Sch Dist Cap Apprec
          (Prerefunded @ 02/01/02) (PSFG Insd) ............        *  02/01/08     1,272,325
   3,000  Conroe, TX Indpt Sch Dist Cap Apprec
          (Prerefunded @ 02/01/02) (PSFG Insd) ............        *  02/01/09     1,420,470
     755  Conroe, TX Indpt Sch Dist Cap Apprec
          (Prerefunded @ 02/01/02) (PSFG Insd) ............        *  02/01/11       308,531
   1,000  Conroe, TX Indpt Sch Dist Cap Apprec
          (Prerefunded @ 02/01/02) (PSFG Insd) ............        *  02/01/12       379,090



7  See Notes to Financial Statements







                                Portfolio of Investments (Continued)
                                         October 31, 1995
-----------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                 Coupon    Maturity  Market Value
-----------------------------------------------------------------------------------------------------
          Texas (Continued)
$  4,000  Houston, TX Arpt Sys Rev Sub Lien Ser A (FGIC Insd) ....   6.750%  07/01/21  $  4,279,840
   4,790  Texas St Veterans Hsg Assistance (MBIA Insd) ...........   6.800   12/01/23     5,024,710
   2,000  Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother Frances
          Hosp of Tyler (FGIC Insd) ..............................   6.500   07/01/22     2,117,140
                                                                                       ------------
                                                                                         26,580,556
                                                                                       ------------
          Virginia 2.6%
   5,750  Prince William Cnty, VA Svc Auth Wtr & Swr Sys
          Rev (Prerefunded @ 07/01/01) (FGIC Insd) ...............    6.500  07/01/21     6,433,100
                                                                                       ------------
          Wisconsin 2.9%
   5,000  Wisconsin St Hlth & Edl Fac Auth Rev Children's
          Hosp (Embedded Cap) (FGIC Insd) ........................    5.000  08/15/10     4,842,600
   1,250  Wisconsin St Hlth & Edl Fac Auth Rev Felician Hlth Care
          Ser A Rfdg (AMBAC Insd) ................................    7.000  01/01/15     1,361,000
   1,000  Wisconsin St Hlth & Edl Fac Auth Rev Saint Lukes Med
          Cent Proj (MBIA Insd) ..................................    7.100  08/15/19     1,111,600
                                                                                       ------------
                                                                                          7,315,200
                                                                                       ------------
Total Long-Term Investments 101.3%
(Cost $236,540,899) <F1>..............................................................  253,860,559
Short-Term Investments at Amortized Cost  0.1%........................................      300,000
Liabilities in Excess of Other Assets  (1.4%).........................................   (3,583,562)
                                                                                       ------------
Net Assets  100%...................................................................... $250,576,997
                                                                                       ============

*Zero coupon bond

<F1>  At October 31, 1995, cost for federal income tax purposes is $236,540,899;
      the aggregate gross unrealized appreciation is $17,680,038 and the aggregate gross unrealized depreciation is $360,378, resulting in net unrealized appreciation of $17,319,660.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments.

<F4>  Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.



The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.



Portfolio Composition by Credit Quality

AAA....   100.0%
         =======



8  See Notes to Financial Statements






                              Statement of Assets and Liabilities
                                       October 31, 1995
-----------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $236,540,899) (Note 1)......................  $  253,860,559
Short-Term Investments (Note 1)................................................         300,000
Cash...........................................................................       2,152,482
Receivables:
  Interest.....................................................................       4,511,082
  Investments Sold.............................................................          35,000
Unamortized Organizational Expenses (Note 1)...................................           9,816
                                                                                 ---------------
    Total Assets...............................................................     260,868,939
                                                                                 ---------------
Liabilities:
Payables:
  Investments Purchased........................................................       9,700,566
  Income Distributions - Common and Preferred Shares...........................         252,626
  Investment Advisory Fee (Note 2).............................................         127,294
  Administrative Fee (Note 2)..................................................          42,431
Accrued Expenses...............................................................         169,025
                                                                                 ---------------
    Total Liabilities..........................................................      10,291,942
                                                                                 ---------------
Net Assets.....................................................................  $  250,576,997
                                                                                 ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,800 issued
  with liquidation preference of $50,000 per share) (Note 5)...................  $   90,000,000
                                                                                 ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  9,619,286 shares issued and outstanding) ....................................          96,193
Paid in Surplus................................................................     141,666,418
Net Unrealized Appreciation on Investments.....................................      17,319,660
Accumulated Undistributed Net Investment Income................................       2,216,453
Accumulated Net Realized Loss on Investments...................................        (721,727)
                                                                                 ---------------
Net Assets Applicable to Common Shares.........................................     160,576,997
                                                                                 ---------------
    Net Assets.................................................................  $  250,576,997
                                                                                 ===============
Net Asset Value Per Common Share ($160,576,997 divided by 9,619,286 shares
  outstanding).................................................................  $        16.69
                                                                                 ===============


9  See Notes to Financial Statements





                                           Statement of Operations
                                    For the Year Ended October 31, 1995
---------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest............................................................................................  $   15,378,219
                                                                                                      ---------------
Expenses:
Investment Advisory Fee (Note 2)....................................................................       1,454,115
Administrative Fee (Note 2).........................................................................         484,705
Preferred Share Maintenance (Note 5)................................................................         233,251
Trustees Fees and Expenses (Note 2).................................................................          22,323
Legal (Note 2)......................................................................................          21,705
Amortization of Organizational Expenses (Note 1)....................................................           8,001
Other...............................................................................................         266,166
                                                                                                      ---------------
    Total Expenses..................................................................................       2,490,266
                                                                                                      ---------------
Net Investment Income...............................................................................  $   12,887,953
                                                                                                      ===============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales...............................................................................  $   66,170,372
  Cost of Securities Sold...........................................................................     (66,609,413)
                                                                                                      ---------------
Net Realized Loss on Investments (Including realized loss on futures transactions of $1,773,088)....        (439,041)
                                                                                                      ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...........................................................................      (1,232,127)
  End of the Period ................................................................................      17,319,660
                                                                                                      ---------------
Net Unrealized Appreciation on Investments During the Period........................................      18,551,787
                                                                                                      ---------------
Net Realized and Unrealized Gain on Investments.....................................................  $   18,112,746
                                                                                                      ===============
Net Increase in Net Assets from Operations..........................................................  $   31,000,699
                                                                                                      ===============


10  See Notes to Financial Statements






                                    Statement of Changes in Net Assets
                              For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $    12,887,953   $    12,995,827
Net Realized Loss on Investments...................................         (439,041)         (282,692)
Net Unrealized Appreciation/Depreciation on Investments During the
  Period...........................................................       18,551,787       (30,021,385)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................       31,000,699       (17,308,250)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................      (10,100,032)      (10,100,114)
  Preferred Shares.................................................       (3,490,755)       (2,890,749)
                                                                     ----------------  ----------------
                                                                         (13,590,787)      (12,990,863)
                                                                     ----------------  ----------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares....................................................              -0-        (1,402,492)
  Preferred Shares.................................................              -0-          (326,312)
                                                                     ----------------  ----------------
                                                                                 -0-        (1,728,804)
                                                                     ----------------  ----------------
Total Distributions................................................      (13,590,787)      (14,719,667)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................       17,409,912       (32,027,917)
Net Assets:
Beginning of the Period............................................      233,167,085       265,195,002
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
  of $2,216,453 and $2,919,287, respectively).......................  $   250,576,997   $   233,167,085
                                                                     ================  ================



11  See Notes to Financial Statements




                                   Financial Highlights

         The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------
                                                                               January 24, 1992
                                                                                  (Commencement
                                                  Year Ended October 31           of Investment
                                         ------------------------------------    Operations) to
                                         1995        1994          1993        October 31, 1992
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the
  Period <F1>..........................  $   14.883  $    18.213   $   15.278  $         14.737
                                         ----------  ------------  ----------  ----------------
Net Investment Income..................       1.340        1.351        1.365              .924
Net Realized and Unrealized Gain/Loss
  on Investments.......................       1.883       (3.150)       2.949              .340
                                         ----------  ------------  ----------  ----------------
Total from Investment Operations.......       3.223       (1.799)       4.314             1.264
                                         ----------  ------------  ----------  ----------------
Less:
  Distributions from Net Investment
    Income:
      Paid to Common Shareholders.            1.050        1.050         .970              .525
      Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.....................        .363         .301         .293              .198
  Distributions from Net Realized Gain
    on Investments (Note 1):
    Paid to Common Shareholders........         -0-         .146         .086               -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders.....................         -0-         .034         .030               -0-
                                         ----------  ------------  ----------  ----------------
Total Distributions....................       1.413        1.531        1.379              .723
                                         ----------  ------------  ----------  ----------------
Net Asset Value, End of the Period.....  $   16.693  $    14.883   $   18.213  $         15.278
                                         ----------  ------------  ----------  ----------------
Market Price Per Share
  at End of the Period.................  $   15.750  $    13.500   $   17.250  $         14.500
Total Investment Return at Market
  Price (Non-Annualized) <F2>..........      24.96%      (15.57%)      26.98%              .09%
Total Return at Net Asset Value
  (Non-Annualized) <F3>................      19.80%      (12.20%)      26.75%             5.33%
Net Assets at End of the Period
  (In millions)........................  $    250.6  $     233.2   $    265.2  $          237.0
Ratio of Expenses to Average Net
  Assets Applicable to Common Shares
  (Annualized).........................       1.63%        1.57%        1.54%             1.51%
Ratio of Expenses to Average Net
  Assets (Annualized)..................       1.03%        1.01%         .99%             1.01%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (Annualized) <F4>......       6.16%        6.33%        6.29%             6.08%
Portfolio Turnover.....................      27.82%       26.33%       38.49%            90.15%

<F1>  Net asset value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.



12  See Notes to Financial Statements



                         Notes to Financial Statements
                                October 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen Merritt Trust for Insured Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on January 24, 1992.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending January 23, 1997.

Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute


13




                Notes to Financial Statements (Continued)
                           October 31, 1995
--------------------------------------------------------------------------------

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $721,727, of which $282,686 and $439,041 will expire on October 31, 2002 and 2003, respectively.

F. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

G. Insurance Expense-The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended October 31, 1995, the Trust recognized expenses of approximately $16,900 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees.


14


                    Notes to Financial Statements (Continued)
                              October 31, 1995
--------------------------------------------------------------------------------

Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,700.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

3. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $78,477,859 and $66,609,413, respectively.

4. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts, each with a par value of $100,000, for the year ended October 31, 1995, were as follows:


                                      Contracts
-----------------------------------------------
Outstanding at October 31, 1994.....        -0-
Futures Opened......................      1,410
Futures Closed......................     (1,410)
                                      ----------
Outstanding at October 31, 1995.....        -0-
                                      ==========



15




                   Notes to Financial Statements (Continued)
                               October 31, 1995
--------------------------------------------------------------------------------

B. Indexed Securities-These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. Preferred Shares

The Trust has outstanding 1,800 Auction Preferred Shares ("APS") in two series of 900 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series B are 28 days. The average rate in effect on October 31, 1995, was 3.790%. During the year ended October 31, 1995, the rates ranged from 2.998% to 4.800%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.


16




                         Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen Merritt Trust for Insured Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Trust for Insured Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Trust for Insured Municipals as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


                                                         KPMG Peat Marwick LLP
Chicago, Illinois
November 29, 1995


17




                           Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

  One Parkview Plaza, Oakbrook Terrace, IL 60181
Attn: Closed-End Funds


18



               Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


19



                Van Kampen Merritt Trust For Insured Municipals
--------------------------------------------------------------------------------


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer


Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.



20